UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2004

                          POWER EFFICIENCY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                    Delaware                              0-31805                          22-3337365
                  -------------------------------------------------------------------------------------
(State or other jurisdiction of incorporation)     Commission File Number      (IRS Employer Identification No.)

                    35432 Industrial Road; Livonia, MI 48150
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (734) 464-6711

             4220 Varsity Drive, Suite E; Ann Arbor, Michigan 48108
             -------------------------------------------------------
                                (former address)


Item 2.  Disposition of Assets.
-------------------------------

On April 20, 2004, Power Efficiency Corporation, a Delaware corporation (the "Registrant" or the "Company") executed a $300,000 Note and related Security Agreement (the "Financing") with Summit Energy Ventures, LLC, the Registrant's controlling shareholder.

Pursuant to the terms of the Note, the Registrant received a $300,000 line of credit from Summit. The draws under the Note are to consist of 3 draws of $100,000 each with the second and third draws to be at Summit's discretion. The outstanding balance of the Note is due on the earlier of (i) May 31, 2004, or
(ii) at such time that the Borrower closes on a debt or equity financing of at least $300,000.

The Financing was approved by a majority of the directors not appointed by Summit. The significant transaction documents executed in the Financing are attached as Exhibits.

Security Interest. To secure the repayment of the outstanding balance (including all principal, interest and fees) due under the Note, the Registrant granted Summit a security interest in all of the Registrant's assets, both tangible and intangible.

Fees and Interest on the Note. As consideration for the line of credit, the Registrant is required to pay Summit a $5,000 fee for each $100,000 borrowed under the Note. The first draw was in the amount of $100,000 and occurred on April 20, 2004. The outstanding balance on the Note accrues interest at 10%. The Registrant is also required to reimburse Summit for the legal fees and other expenses it incurred related to the Note and Security Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

Item 7(a) Financial Statements:
         Not applicable.

Item 7(b) Pro Forma Financial Information:
         Not applicable.

Item 7(c) Exhibits:

The following exhibits are filed as part of this report:

Description of Document                                                Location
-----------------------                                                --------
10.1  Note with Summit Energy Ventures, LLC dated April 20, 2004.      Filed
                                                                       herewith
10.2  Security Agreement dated April 20, 2002.                         Filed
                                                                       herewith

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                POWER EFFICIENCY CORPORATION
                                                   (Registrant)


Date:     May 5, 2004                        By: /s/ Richard Koch
                                                 -----------------------------
                                                 Richard Koch, President & CEO

                                                                    EXHIBIT 10.1

                                      NOTE


Principal Amount: $300,000                               Palm Desert, California
                                                                  April 20, 2004


     FOR VALUE RECEIVED, Power Efficiency Corporation, a Delaware corporation (the "Borrower") hereby promises to pay to Summit Energy Ventures, LLC, a Delaware limited liability company (the "Lender"), by wire transfer of immediately available United States federal funds to the Lender's designated account or, if the Lender so agrees, by the Borrower's check, the aggregate principal sum of $300,000, or such lesser aggregate amount as is advanced and outstanding (each such advance, a "Loan") pursuant to the provisions of this Note (this "Note"), together with interest in like money on the unpaid principal balance of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is paid in full (whether as stated, by acceleration or otherwise) at the rate of 10% per annum. Interest shall be simple interest and calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued interest on each Loan shall be payable (a) upon the payment or prepayment of each Loan (but only on the principal amount so paid or prepaid) and (b) on the Maturity Date (as defined below). All principal then outstanding, and all interest, fees, charges, and other amounts owing under this Note and then unpaid shall be due and payable on the date (the "Maturity Date") that is the earlier of: (i) October 20, 2004, and (ii) the date that the Borrower closes on a debt or equity financing of at least $300,000 (a "Borrower Financing"). All payments on or in respect of this Note shall be made to the Lender without set-off or counterclaim and free and clear of and without deductions of any kind.

     This Note is secured by, and entitled to the benefits of, the Security Agreement dated of even date with this Note between the Borrower and the Lender (the "Security Agreement").

     In this Note, the following terms shall have the following respective meanings:

     "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of the State of New York.

     "Default" shall mean an event that with notice or lapse of time or both would become an Event of Default (as defined below).

     "Material Adverse Condition" shall mean a material adverse effect on the business, property, operations, prospects or condition (financial or otherwise) of the Borrower and its subsidiaries, taken as a whole.

    1. Borrowings. The Lender agrees, subject to the terms and conditions of this Note, to make Loans to the Borrower, from time to time during the period from the date of this Note up to the Maturity Date, in an aggregate principal amount not to exceed at any time $300,000 (the "Total Commitment"). Unpaid interest and fees shall not be considered when calculating the Total Commitment. The initial Loan under this Note shall be in the amount of $100,000. Each subsequent Loan under this Note shall be $100,000 and shall be made at the Lender's sole discretion. The Borrower shall give the Lender written request for each Loan: (a) in the case of the first Loan under this Note, the Loan shall be made as soon as practicable after this Note is executed, and (b) in the case of all subsequent Loans, at least three (3) Business Days, prior to the date on which the Borrower wishes the Lender to fund such Loan. Upon receipt of such written request for a Loan, the Lender shall make each requested Loan available to the Borrower, in immediately available funds by wire transfer to the account designated by the Borrower on its request for a Loan, on the Business Day designated by the Borrower in its notice; provided, however, that if Lender shall in its sole discretion determine not to make a subsequent Loan upon a written request from Borrower, then Lender shall notify Borrow of such refusal in writing no later than four (4) business days after the Borrower makes such request.

     The Borrower hereby authorizes the Lender to endorse on the Schedule annexed to this Note the principal amount of each Loan made to the Borrower and all payments of principal and interest in respect of each such Loan, which endorsements shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make such notation with respect to any Loan or payment shall not limit or otherwise affect the obligations of the Borrower hereunder.

     2. Mandatory Prepayment; Optional Prepayment; Premium. The Borrower shall prepay all principal and interest due on all Loans using the first proceeds received from any Borrower Financing (including, without limitation, the Borrower's offering of up to $2,000,000 in aggregate principal amount pursuant to the Private Placement Memorandum dated as of May 10, 2004). The Borrower may prepay the principal and interest due on any Loan, at any time, in whole or in part, without penalty or premium.

     3. Attorney's Fee. Concurrently with the initial Loan made under this Note, the Borrower shall be obligated to pay to the all reasonable attorney's fees and expenses (the "Attorney's Fee") incurred by Lender in connection with this Note, the Security Agreement and all documents related to the transactions contemplated under this Note (the "Basic Documents"). The Attorney's Fee shall be deducted by the Lender from the amount transferred to Borrower in connection with the initial Loan made under this Note.

     4. Lending Fee. Concurrently with each Loan made under this Note, the Borrower shall be obligated to pay to the Lender a lending fee in the amount of $5,000 (the "Lending Fee"). The Lending Fee shall be deducted by the Lender from the amount transferred to Borrower in connection with each Loan made under this Note at the time such Loan is made.

     5. Notices. Unless otherwise indicated differently, all notices, requests, reports, information or demands which either party may desire or may be required to give to the other party shall be in writing and shall be personally delivered, sent by facsimile, by a reliable overnight mail delivery service providing a receipt or by first-class certified or registered United States mail, postage prepaid return receipt requested, and sent to the receiving party at its address appearing below or at such other address as that party shall designate to the other party by written notice; (provided, however, notices to the Lender requesting disbursements need not be sent by certified United States mail):

If to the Borrower:     Richard Koch
                        Power Efficiency Corporation
                        35432 Industrial Road
                        Livonia, MI 48150
                        Fax: 734-464-6114

If to the Lender:       Steven Strasser
                        Summit Energy Ventures, LLC
                        P.O. Box 7387
                        Bellevue, WA 98008
                        Fax: 760-674-0894

     All notices, requests, reports, information or demands so given shall be deemed effective upon receipt or, if mailed, upon receipt or the expiration of the third day following the date of mailing, which ever occurs first, except that any notice of change in address shall be effective only upon receipt by the party to whom said notice is addressed.

     6. Maximum Interest Rate. Notwithstanding the provisions of this Note, if the rate of interest payable under this Note is limited by law, the interest payable under this Note shall be the lesser of (a) the amount calculated at the rate set forth in this Note and (b) the maximum interest permitted by law. If, however, interest is paid under this Note in excess of the maximum rate of interest permitted by law, any interest so paid which exceeds that maximum rate shall automatically be considered a payment of principal and shall automatically be applied in reduction of principal due on this Note to the extent of the excess. The provisions of this Section 6 shall survive the termination of this Note.

     7. Covenants. The Borrower covenants and agrees with the Lender that, so long as the Total Commitment is outstanding and until payment in full of all obligations of the Borrower under this Note:

     (a) Notices of Material Events. The Borrower shall furnish to the Lender prompt written notice of the following:

          (i) the occurrence of any Default or Event of Default or of any event that could reasonably be expected to result in a Default or Event of Default;

          (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Borrower that, if adversely determined, could reasonably be expected to result in a Material Adverse Condition; and

          (iii) any other development that constitutes or results in, or could reasonably be expected to constitute or result in, a Material Adverse Condition.

Each notice delivered under this Section 7(a) shall be accompanied by a statement of an executive officer of the Borrower setting forth the details of the event or development requiring that notice and any action taken or proposed to be taken with respect to that event or development.

     (b) Existence; Conduct of Business. The Borrower shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the governmental approvals material to the conduct of its business.

     (c) Payment of Obligations. The Borrower shall pay its obligations, including for taxes, that, if not paid, could result in a Material Adverse Condition before the same become delinquent or in default, except any such obligation (a) the validity or amount of which is being contested in good faith by appropriate proceedings, (b) with respect of which the Borrower has set aside on its books adequate reserves in accordance with generally accepted accounting procedures and (c) the failure to pay obligations of which pending contest could not reasonably be expected to result in a Material Adverse Condition.

     (d) Books and Records; Inspection Rights. The Borrower shall keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower shall permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     (e) Liens. The Borrower shall not create, incur, assume or permit to exist any lien on any personal property or assets of the Borrower, except the liens created under the Security Agreement in favor of the Lender. The Borrower shall promptly discharge, at the Borrower's cost and expense, any lien (other than the liens of the Lender pursuant to the Security Agreement) on the Collateral (as defined in the Security Agreement). The Borrower shall take, or cause to be taken, all action reasonably required to maintain and preserve the liens created by the Security Agreement and the priority of such Liens. The Borrower shall from time to time execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements and other documents with respect to the Security Agreement) reasonably requested by the Lender for such purposes.

     (f) Fundamental Changes. The Borrower shall not merge or consolidate with any other person or entity, sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all of its property or assets or liquidate or dissolve. The Borrower shall not engage in any business other than business of the type conducted by the Borrower on the date of this Note and reasonably related activities.

     (g) Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower shall not hold or acquire the capital stock, partnership or other ownership interests, indebtedness or other
                                       4
securities of any other person or entity, make any deposit with, or loan or other extension of credit to, any other person or entity, enter into any guarantee of, or other contingent obligation with respect to, indebtedness or other liability of any other person or entity or acquire (in one transaction or a series of transactions) any property of any other person or entity constituting a business unit.

     (h) Other Information. Promptly following any request for the same at any time, the Borrower shall furnish to the Lender such other information regarding the operations, business affairs and financial condition of the Borrower or compliance with the terms of the Basic Documents as the Lender may reasonably request.

     (n) Maintenance of Property; Insurance. The Borrower shall:

          (i) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted;

          (ii) maintain, with financially sound and reputable insurance companies, insurance (including liability and casualty insurance) in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations; and

          (iii) cause the Lender to be joined as loss payee or additional insured, as applicable, under all policies of insurance maintained by the Borrower, and provide to the Lender, within ten (10) Business Days after the date of this Note, certificates of insurance with respect to all such insurance policies (including liability and casualty insurance) showing the Lender as loss payee or additional insured, as applicable, on such certificates, together with, in each case, evidence of the payment of all premiums with respect to such insurance policies and a certificate of an executive officer of the Borrower certifying that all such insurance policies are in full force and effect and that the Borrower has received no notice of cancellation with respect to any such insurance policies.

     8. This section intentionally left blank.

     9. Events of Default. The Borrower shall be in default under this Note upon the occurrence of any of the following events (each an "Event of Default"):

     (a) The failure of the Borrower to pay any portion of the principal, interest or any other amounts payable under this Note when due, whether at stated maturity or otherwise;

     (b) The entry of an order for relief under Title 11 of the United States Bankruptcy Code as to the Borrower or the adjudication of the Borrower as insolvent or bankrupt pursuant to the provisions of any state insolvency or bankruptcy act; the commencement by the Borrower of any case, proceeding or other action seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief for itself under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors; the consent of the Borrower to, its acquiescence in or attempt to secure the appointment of any receiver of all or any substantial part of its properties; or the Borrower shall make a general assignment for the benefit of creditors;

     (c) The commencement of any case, proceeding or other action against the Borrower seeking to have an order for relief entered against it as a debtor or seeking any reorganization, arrangement, composition, adjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation relating to bankruptcy, insolvency, reorganization or other relief for debtors or seeking appointment of any receiver for the Borrower or for all or any substantial part of its property, which is not in any such instance fully stayed or dismissed within 90 days after the entry of the same;

     (d) The occurrence and continuation of a Material Adverse Condition if such condition is not remedied or capable of being remedied by the exercise of reasonable diligence within 10 days after the Borrower or the Lender obtain knowledge of such condition;

     (g) Any representation, warranty or certification made or deemed made in any Basic Document by the Borrower or any certificate furnished to the Lender pursuant to the provisions of any Basic Document proves in any material respect to have been false or misleading when made or furnished or deemed made or furnished;

     (i) The Borrower fails to perform any of its other obligations under this Note or any other Basic Document, and that failure continues unremedied for 15 days after notice of that failure to the Borrower by the Lender; or

     (j) Any default or event of default occurs and continues under any of the other Basic Documents.

     (k) The Borrower does not close a Borrower Financing by May 31, 2004.

     Upon the occurrence of any Event of Default, all principal of this Note and accrued and unpaid interest on the principal of this Note and all other sum under this Note shall become immediately due and payable without any demand, notice or other action, all of which are hereby waived by the Borrower.

     10. This section intentionally left blank.

     11. This section intentionally left blank.

     12. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

     (a) Governing Law. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK.

     (b) Submission to Jurisdiction. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT
                                       6

COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA AND OF ANY CALIFORNIA STATE COURT SITTING IN RIVERSIDE COUNTY, CALIFORNIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE. EACH OF THE BORROWER AND THE LENDER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR IN THE FUTURE HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) Waiver of Jury Trial. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

     13. No Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Note shall operate as a waiver of that right, remedy, power or privilege, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Note are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     14. Expenses, Indemnification, Etc
     (a) The Borrower shall pay: (i) all reasonable out-of-pocket expenses of the Lender (including the reasonable fees and expenses of counsel to the Lender), in connection with (A) the negotiation, preparation, execution and delivery of this Note and the other Basic Documents and the extension of credit under this Note and (B) any modification, supplement or waiver of any of the terms of this Note or any other Basic Document, (ii) all out-of-pocket expenses of the Lender (including counsels' fees and expenses) in connection with any Default or Event of Default and any enforcement or collection proceedings (including any bankruptcy, reorganization, workout or other similar proceeding) resulting from that Default or Event of Default or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Borrower under this Note and the other Basic Documents,
(iii) all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of the security interest contemplated by the Security Agreement; and (iv) all out-of-pocket expenses of the Lender (including counsels' fees and expenses) in connection with the enforcement of this Section 14.

     (b) The Borrower shall indemnify the Lender from, and hold the Lender harmless against, any and all judgments, losses, liabilities, damages or expenses incurred by the Lender in connection with or by reason of (i) the execution and delivery of this Note, the other Basic Documents or any related agreement, instrument or document, or the performance by any person of its obligations under this Note and the other Basic Documents, (ii) the transactions contemplated by this Note, (iii) the making of any Loan or the use of the proceeds of any Loan or (iv) any actual or prospective claim, litigation, investigation or proceeding related to any of the foregoing, whether based on contract, tort or any other theory (but excluding any such losses, liabilities, damages or expenses incurred by reason of the negligence, gross negligence or willful misconduct of the person to be indemnified). It shall not be a condition to any such indemnification that the Lender be a party to any such investigation, litigation or other proceeding.

     (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Lender on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages).

     (d) All amounts due under this Section 14 shall be payable promptly after written demand.

     (e) The provisions of this Section 14 shall survive the termination of this Note.

     15. Restrictions on Transfer.

     (a) Assignments by the Borrower. The Borrower may not assign any of its rights or obligations under this Note without the prior written consent of the Lender.

     (b) Assignments by the Lender. With the prior written consent of the Borrower, the Lender may assign all or any part of this Note and the Total Commitment, together with, in any such case, its related rights, remedies, powers and privileges under the Basic Documents; provided that (i) no such consent shall be required if an Event of Default has occurred and is continuing; and (ii) no such consent shall be required in the case of any assignment by the Lender (A) to an affiliate of the Lender; (B) to limited partners or other investors in the Lender; (C) to Northwest Power Management, the general partner of the Lender or other funds affiliated with Northwest Power Management; or (D) to Steven Strasser or other funds affiliated with or managed by Steven Strasser.

     16. Integration. This Note and the other Basic Documents constitute the entire agreement and understanding between the Borrower and the Lender with respect to the matters covered by this Note and the other Basic Documents and supersede all prior agreements and understandings, written or oral, between the Borrower and the Lender with respect to the subject matter of this Note and the other Basic Documents.

     17. Severability. Any provision of this Note that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Note, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

     18. Captions. The table captions and section headings appearing in this Note are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Note.

     19. Counterparts. This Note may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Note may execute this Note by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Note by hand or by telecopy shall be as effective as the delivery of a fully executed counterpart of this Note.

     20. Amendments. No provision of this Note may be waived, modified or supplemented except by a written instrument signed by the Borrower and the Lender.

     21. Successors and Assigns. This Note shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

     22. Further Assurances. The Borrower shall provide to the Lender, from time to time, such documents, agreements, certificates and other information requested by the Lender as shall be necessary or advisable to effect the purposes of this Note and the other Basic Documents.

     23. Termination. So long as all of the principal and interest on the Loans and all fees and other amounts payable by the Borrower under this Note and the other Basic Documents have been paid in full, the Borrower shall have the right to terminate this Note and the Total Commitment by written notice to the Lender. Upon the receipt of such notice by the Lender, if no principal, interest, fees or other amounts are outstanding under this Note and the other Basic Documents, then (a) this Note and the Total Commitment shall terminate and (b) the Security Agreement shall terminate and the liens granted to the Lender under the Security Agreement shall be released in accordance with the provisions of Section 15 of the Security Agreement.


            [The remainder of this page is intentionally left blank.
                            Signature pages follow]

     IN WITNESS WHEREOF, the parties agree to the provisions of this Note, and Power Efficiency Corporation has caused this Note to be duly executed and delivered on its behalf and in its name by the signature of its duly authorized officer, as of the date first above written.


POWER EFFICIENCY CORPORATION


By: /s/ Richard Koch
    ------------------------------
    Name:   Richard Koch
    Title:  President & CEO



SUMMIT ENERGY VENTURES, LLC

By: Northwest Power Management, its manager


By: /s/ Steven Strasser
    ------------------------------
    Name:   Steven Strasser
    Title:  President

                             SCHEDULE OF LOANS AND
                             PAYMENTS OF PRINCIPAL
                          UNDER REVOLVING CREDIT NOTE

  Date     Amount of       Amount of       Amount of        Balance of        Person Making
             Loan       Principal Paid   Interest Paid   Unpaid Principal       Notation
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------



                                                                    EXHIBIT 10.2

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT, dated as of April 20, 2004 (as amended or supplemented from time to time, this "Agreement"), is made by Power Efficiency Corporation, a Delaware corporation (the "Borrower"), for the benefit of Summit Energy Ventures, LLC, a Delaware limited liability company (the "Lender").

                              W I T N E S S E T H

     WHEREAS, the Lender has agreed to extend to the Borrower one or more loans in the aggregate principal amount not to exceed $300,000 (the "Loans"), evidenced by a Note, dated April 20, 2004, issued by the Borrower payable to the Lender (the "Note") and subject to the terms and conditions specified in the Note; and

     WHEREAS, the Lender is willing to make the Loans, but only upon the condition, inter alia, that the Borrower shall have executed and delivered to the Lender this Agreement;

     NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

     1. Defined Terms; Interpretation.

     (a) Defined Terms. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Note. All terms used in this Security Agreement and defined in Article 9 of the Code (as defined below) shall have the respective meanings assigned to those terms in Article 9 of the Code. In addition, the following terms shall have the following respective meanings:

     "Code" shall mean the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or, by reason of mandatory application, any other applicable jurisdiction.

     "Collateral" shall have the meaning assigned to it in Section 2 of this Agreement.

     "Event of Default" and "Default" shall mean any default or Event of Default (as defined under the Note) under the Note, this Agreement or any other instruments securing the Note.

     "Obligations" shall mean all the unpaid principal amount of, and accrued interest on, the Note, the Lending Fee, and all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with, the Note or this Agreement.

     (b) Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" are to be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments include all subsequent amendments, extensions and other modifications to those instruments; and references to persons include their respective successors and permitted assigns and, in the case of governmental authorities, persons succeeding to their respective functions and capacities.

     2. Grant of Security Interest; Perfection.

          (a) Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due of all the Obligations and in order to induce the Lender to make the Loans in accordance with the terms of the Note, the Borrower hereby pledges and grants to the Lender a security interest in all the Borrower's right, title and interest in, to and under the following properties and assets, wherever located, and whether now held or in the future acquired by the Borrower and whether now existing or in the future coming into existence (all of which being hereinafter collectively called the "Collateral"):

          (i) all tangible and intangible personal property and fixtures of every kind and nature, including all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance policies, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, electronic chattel paper, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit, letter-of-credit rights, supporting obligations of every nature, and general intangibles including all tax refund claims, license fees, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which (A) the Borrower operates or has authority to operate, (B) the Borrower possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (C) others possess, use, or have authority to possess or use property (whether tangible or intangible) of the Borrower, and all recorded data of any kind or nature, regardless of the medium of recording, including all software, writings, plans, specifications and schematics;

          (ii) all other tangible and intangible property of the Borrower, including all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Borrower or any computer bureau or service company from time to time acting for the Borrower;

          (iii) to the extent not otherwise included, all proceeds and products in whatever form of all or any part of the other Collateral, including all rents, profits, income and benefits and all condemnation awards and all other compensation for any casualty event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessions to, substitutions for and replacements of all or any part of the other Collateral; and

          (iv) all proceeds to the Borrower from the offering by the Borrower of the Senior Convertible Notes Convertible into shares of Power Efficiency Corporation Common Stock pursuant to the Confidential Private Placement Memorandum dated March 10, 2004. In furtherance of this clause (iv), the Borrower agrees that it will not be permitted to withdraw any such proceeds from any escrow or similar account on the closing (or each closing, if there is more than one closing) of such offering without the prior written consent of the Lender unless such proceeds are applied simultaneously to payment of the Obligations, and the Borrower will execute and deliver any and all further documentation (including, without limitation, instructions to the escrow agent for such offering) as the Lender shall request to implement such agreement.

          (b) Perfection. The Borrower authorizes the Lender to file such financing statements and continuation statements in such offices from time to time before, on or after the date of this Agreement, as are necessary or as the Lender may determine to be appropriate to create, perfect and establish the priority of the liens granted by this Agreement in any and all of the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement, and consents that any such financing statements may be filed describing the Collateral as "all assets" or "all personal property" of the Borrower (without, however, modifying the description of the Collateral as set forth in Section 2(a)). Concurrently with the execution and delivery of this Agreement, the Borrower shall take all such other actions, and authenticate or sign and file or record such other records or instruments, as are necessary or as the Lender may request to perfect and establish the priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement, including cooperating with the Lender in obtaining, and taking such other actions as are necessary or that the Lender may request in order for it to obtain, control with respect to any of the Collateral the perfection of which requires control under the Code (including, in the case of the deposit accounts listed on Schedule 4(f), causing the relevant bank at which that deposit account is maintained to enter into an agreement in substantially the form of Annex 1 or such other form as the Lender may in its discretion accept).

     3. Rights of the Lender; Limitations on the Lender's Obligations. It is expressly agreed by the Borrower that, anything herein to the contrary notwithstanding, the Borrower shall remain liable under the contracts and agreements included in the Collateral, to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such contracts and agreements, to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release the Borrower from any of its duties and obligations under those contracts and agreements. The Lender shall have no obligation or liability under those contracts or agreements or in respect of any governmental approval included in the Collateral by reason of this Agreement or the assignment to the Lender of any payment relating to those contracts or agreements pursuant to this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Borrower under or pursuant to those contracts or agreements or any such governmental approval, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under those contracts or agreements, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     4. Representations and Warranties. The Borrower hereby represents and warrants that:

          (a) Schedule 4(a) correctly sets forth the full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable), chief executive office and mailing address of the Borrower as of the date of this Agreement.

          (b) The Borrower is the sole beneficial owner of the Collateral or otherwise has the power to grant a security interest in the Collateral pursuant to this Agreement, and the Collateral is free and clear of all liens, and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Borrower in favor of the Lender pursuant to this Agreement and as set forth in the Note.

          (c) The liens granted by this Agreement in favor of the Lender have attached and constitute a perfected security interest in all of the Collateral. This Agreement constitutes a valid and continuing first lien on and first security interest in the Collateral in favor of the Lender, prior to all other liens, encumbrances, security interests and rights of others, except as set forth in Schedule 4(c).

          (d) Schedule 4(d) is a true and complete list of all of the physical locations of the Collateral as of the date of this Agreement and certain other information relative thereto.

          (e) Schedule 4(e) sets forth completely and correctly all copyrights, patents and trademarks owned by Borrower as of the date of this Agreement; except pursuant to licenses and other user agreements entered into by the Borrower in the ordinary course of business and listed in Schedule 4(e), the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other person to use, any copyright, patent or trademark listed in Schedule 4(e).

          (f) Schedule 4(f) is a true and complete list of all deposit accounts maintained by the Borrower and the respective banks at which such accounts are maintained.

     5. Covenants. The Borrower covenants and agrees with the Lender that from and after the date of this Agreement and until the Obligations are fully satisfied:

          (a) Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower promptly and duly shall execute and deliver any and all such further instruments and documents and take such further action as the Lender reasonably may deem desirable to create, perfect and establish the priority of the liens granted by this Agreement in any and all of the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral, and otherwise to enable the Lender to obtain the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the Code in effect in any jurisdiction with respect to the liens and security interests granted hereby. The Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall immediately become a part of the Collateral and shall be pledged to the Lender, duly endorsed by the Borrower in a manner satisfactory to the Lender.

          (b) Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Borrower will mark, to the extent feasible, its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. For the Lender's further security, the Borrower agrees that the Lender shall have a special property interest in all of the Borrower's books and records pertaining to the Collateral and the Borrower shall deliver and turn over copies of any such books and records to the Lender or to its representatives at any time on reasonable demand of the Lender.

          (c) Indemnification. In any suit, proceeding or action brought by the Lender under any contract or agreement that is a part of the Collateral for any sum owing thereunder, or to enforce any provisions of such contract or agreement, the Borrower will save, indemnify and keep the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the person or entity against whom such suit, proceedings or action is brought, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Borrower, and all such obligations of the Borrower shall be and remain enforceable against and only against the Borrower and shall not be enforceable against the Lender.

          (d) Compliance with Laws, etc. The Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof; provided, however, that the Borrower may contest any act, regulation, order, decree or direction in any reasonable manner.

          (e) Payment of Obligations. The Borrower will pay promptly when due, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

          (f) Limitation on Sale and Liens. Other than as set forth in the Note, the Borrower will not (i) dispose of the Collateral, (ii) permit any person other than the Lender to have control of any deposit account, electronic chattel paper, investment property or letter-of-credit right included in the Collateral and (iii) create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest, encumbrance, claim or right, in or to the Collateral, and will defend the right, title and interest of the Lender in and to any of the Borrower's rights under and in the Collateral against the claims and demands of all persons whomsoever.

          (g) Removals; Further Identification of Collateral. Without at least 30 days' prior written notice to the Lender, the Borrower shall not (i) change its location (as that term is defined in the Code) from that shown on Schedule 4(a), (ii) change its name from the name shown on Schedule 4(a) as its current legal name or (iii) permit any Goods to be located anywhere other than at one of the locations identified in Schedule 4(d) or in transit from one of those locations to another. The Borrower will furnish promptly to the Lender upon request statements and schedules further identifying, describing and stating the physical location of the Collateral and such other reports in connection with the Collateral as the Lender reasonably may request at any time, all in reasonable detail.

          (h) Notices. The Borrower will advise the Lender promptly, in reasonable detail, (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral not in the ordinary course of business, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder not in the ordinary course of business.

          (i) Right of Inspection. The Lender shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Borrower, and the Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Lender, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Lender and its representatives shall at all times also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting the interests of the Lender therein.

     6. The Lender's Appointment as Attorney-in-Fact.

          (a) The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Lender the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

          (i) to create, perfect and establish the priority of the liens granted by this Agreement in any and all the Collateral, to preserve the validity, perfection or priority of the liens granted by this Agreement in any and all of the Collateral or to enable the Lender to exercise its remedies, rights, powers and privileges under this Agreement;

          (ii) upon the occurrence and continuance of any Default or Event of Default, to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any contract or account that is a part of the Collateral and, in the name of the Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any contract or account that is a part of the Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such contract or account whenever payable;

          (iii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral; and

          (iv) upon the occurrence and continuance of any Default or Event of Default, (A) to direct any party liable for any payment under any of the contracts or accounts that are a part of the Collateral to make payment of any and all moneys due and to become due thereunder directly to the Lender or as the Lender shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (E) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, including the preparation, execution and recordation of patent, trademark or other forms of assignment, all as fully and effectively as the Borrower might do.

          The Borrower hereby ratifies all that said attorneys-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

          (b) The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for
                                       9
     amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for its own gross negligence or willful misconduct.

          (c) The Borrower also authorizes the Lender, at any time and from time to time (i) to communicate in its own name with any party to any contract or agreement that is a part of the Collateral with regard to the assignment of those contracts or agreements hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in paragraph (b) of Section 8 of this Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     7. Performance by the Lender of the Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained in this Agreement, and the Lender, as provided for by the terms of this Agreement, itself performs or complies, or otherwise causes performance or compliance, with such agreement, the expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon, shall be payable by the Borrower to the Lender on demand and shall constitute an Obligation secured by this Agreement.

     8. Remedies, Rights Upon An Event of Default.

          (a) If an Event of Default shall occur and be continuing:

          (i) The Borrower shall, upon written request by the Lender, notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Accounts and General Intangible that such Collateral has been assigned to the Lender under this Agreement and that any payments due or to become due in respect of that Collateral shall be made directly to the Lender;

          (ii) All payments received by the Borrower under or in connection with any of the Collateral shall be held by the Borrower in trust for the Lender, shall be segregated from other funds of the Borrower and shall forthwith upon receipt by the Borrower, be turned over to the Lender, in the same form as received by the Borrower (duly indorsed by the Borrower to the Lender, if required); and

          (iii) Any and all such payments so received by the Lender (whether from the Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and then or at any time thereafter applied in whole or in part by the Lender, against all or any part of the Obligations.

          Any balance of such payments so paid to or held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

          (b) If any Event of Default shall occur and be continuing, the Lender may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Borrower or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Lender's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby expressly released. The Borrower further agrees, at the Lender's request, to assemble the Collateral, make it available to the Lender at places which the Lender reasonably shall select, whether at the Borrower's premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, the Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Lender arising out of the repossession, retention or sale of the Collateral. The

     Borrower agrees that the Lender need not give more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to the Borrower at its address set forth in Section 10 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lender is entitled, the Borrower also being liable for the fees of any attorneys employed by the Lender to collect such deficiency.

          (c) The Borrower also agrees to pay all costs of the Lender, including attorneys' fees, incurred with respect to the collection of any of the Obligations and the enforcement of any of their respective rights hereunder.

     9. Limitation on the Lender's Duty in Respect of Collateral. Beyond the safe custody thereof, the Lender shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

     10. Notices. All notices, demands and approvals hereunder shall be in writing and shall be deemed to have been sufficiently given or served when presented personally, telecopied or when deposited in the mail with first class postage prepaid:


     If to the Borrower:     Richard Koch
                             Power Efficiency Corporation
                             35432 Industrial Road
                             Livonia, MI 48150
                             Fax:  (734) 464-6114

     If to the Lender:       Steven Strasser
                             Summit Energy Ventures, LLC
                             P.O. Box 7387
                             Bellevue, WA 98008
                             Fax: (760) 674-0894

and shall be deemed to have been received upon the earlier of actual receipt thereof or the fourth calendar day after such mailing. Either party may change its address by notice to the other.

     11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     12. No Waiver; Cumulative Remedies. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Lender.

     13. Successors and Assigns; Governing Law. This Agreement and all obligations of the Borrower hereunder shall be binding upon the successors and assigns of the Borrower, and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender and its successors and assigns. This Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

     14. Further Indemnification. The Borrower agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     15. Termination. When all Obligations have been paid in full and the Total Commitment has expired or been terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Borrower. The Lender shall also execute and deliver to the Borrower upon that termination such Code termination statements and such other documentation as is reasonably requested by the Borrower to effect the termination and release of the liens granted by this Agreement on the Collateral.

     16. Amendments, Etc. No provision of this Agreement may be waived, modified or supplemented except by an instrument in writing signed by the Borrower and the Lender. Any modification, supplement or waiver shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon the Lender and the Borrower, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

     17. Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

            [The remainder of this page is intentionally left blank.
                            Signature pages follow.]

     IN WITNESS WHEREOF, the Borrower has caused this Agreement to be executed by its duly authorized officer on the date first set forth above.


POWER EFFICIENCY CORPORATION
(a Delaware corporation)


By: /s/ Richard Koch
   ------------------------------
   Name:  Richard Koch
   Title:  President & CEO



SUMMIT ENERGY VENTURES, LLC
(a Delaware limited liability company)

By:  Northwest Power Management, its manager


By: /s/ Steven Strasser
    ----------------------------
    Name:  Steven Strasser
    Title:  President

                                 SCHEDULE 4(a)

                           Identification of Borrower
                           --------------------------

Legal Name                       Power Efficiency Corporation

Type of Organization             Corporation

Jurisdiction of Organization     Delaware

Organizational ID Number         22-3337365

Chief Executive Office           35432 Industrial Road
                                 Livonia, MI 48150

Mailing Address                  35432 Industrial Road
                                 Livonia, MI 48150
                                 Attention:  Richard Koch

                                  SCHEDULE 4(c)

                                 Existing Liens
                                 --------------

                                      NONE

                                 SCHEDULE 4(d)

                    LOCATION OF POWER EFFICIENCY CORPORATION
                                   COLLATERAL

  Location                             Type of Facility         Owned/Leased        Type of
                                   (office, warehouse, etc.)                       Collateral

1. 4220 Varsity Drive, Suite E;      Office/Warehouse/             Leased          Materials,
   Ann Arbor, MI 48108                   Assembly                                  Equipment,
                                                                                 and Inventory

2. 35432 Industrial Road             Office/Warehouse/             Leased          Materials,
   Livonia, MI 48150                     Research                                  Equipment,
                                                                                 and Inventory

3. 40 Nassau Terminal Road;         Warehouse/Research             Leased          Materials,
   New Hyde Park, New York 11040                                                   Equipment,

                                 SCHEDULE 4(e)

                DESCRIPTION OF INTELLECTUAL PROPERTY COLLATERAL


Patent
------
Balanced and Synchronized Phase Detector for an AC Induction Motor Controller Patent Number: 5,821,726
Date of Patent: Oct. 13, 1998
Inventor:  Nicholas Anderson
Assignee:  Power Efficiency Corp.
Application number 786,787
Filed: Jan. 21, 1997


Trademark
---------
Registration Number: 2021810
Serial Number:  74/702367
Registration Date:  12/10/1996
Mark:  Power Commander
Registration Owner:  Power Efficiency Corporation

                                 SCHEDULE 4(f)

                                DEPOSIT ACCOUNTS


Michigan Heritage Bank
28300 Orchard Lake Road
Farmington Hills, MI 48334
Phone:  (248) 380-6590
Type of Account:  Checking
Account number:

                                     ANNEX 1

                    FORM OF DEPOSIT ACCOUNT CONTROL AGREEMENT

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT, dated as of [________] (this "Agreement"), is entered into between Power Efficiency Corporation, a Delaware corporation (the "Borrower"), Summit Energy Ventures, LLC, a Delaware limited liability company (the "Lender"), and Michigan Heritage Bank (the "Depositary Bank").

                             W I T N E S S E T H :

     WHEREAS, the Borrower is the Depositary Bank's customer with respect to the Deposit Accounts (as defined below);

     WHEREAS, the Borrower and the Lender have entered into a Security Agreement, dated as of April 20, 2004 (the "Security Agreement") pursuant to which the Borrower has granted to the Lender a continuing security interest in, among other things, all right, title and interest of the Borrower in, to and under the Deposit Accounts, whether now owned or existing or hereafter acquired or arising; and

     WHEREAS, delivery of this Agreement in relation to the Deposit Accounts is required by the Security Agreement for the purpose of perfecting the Lender's security interest in, and rights with respect to, the Deposit Accounts;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Defined Terms; Interpretation.

          (a) Defined Terms. All references herein to the "Code" refer to the Uniform Commercial Code as in effect from time to time in the State of New York. Terms defined in the Code have the same meanings when used in this Agreement.

          (b) Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" are to be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments include all subsequent amendments, extensions and other modifications to those instruments; and references to persons include their respective successors and permitted assigns and, in the case of governmental authorities, persons succeeding to their respective functions and capacities.

     2. Confirmation of Security. The Borrower hereby confirms that, to secure the Obligations (as defined in the Security Agreement), it has granted to the Lender a security interest in all of the Borrower's right, title and interest in and to each Deposit Account at any time or from time to time established, all amounts at any time or from time to time in any such Deposit Account, and all proceeds of all or any part of the foregoing (the "Transaction Lien").

     3. Establishment of Deposit Accounts. The Depositary Bank confirms that:

          (a) the Depositary Bank has established the Deposit Accounts set forth on Schedule I hereto in the name of the Borrower (such account and any successor account, the "Deposit Accounts"); and

          (b) the Deposit Account is a "deposit account" as defined in Section 9-102(a)(29) of the Code.

     4. Instructions. The Depositary Bank agrees to comply with any instructions originated by the Lender pursuant to Section 10 directing disposition of funds in the Deposit Accounts without further consent by the Borrower or any other person. The Borrower consents to the foregoing agreement by the Depositary Bank.

     5. Waiver of Lien; Waiver of Set-off. The Depositary Bank waives any security interest, lien or right to make deductions or set-offs that it may now have or hereafter acquire in or with respect to the Deposit Accounts. Any amounts credited to the Deposit Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Lender (except that the Depositary Bank may set off for (a) all items deposited in and credited to the Deposit Accounts and subsequently returned to the Depositary Bank unpaid, (b) overdrafts in the Deposit Accounts and interest thereon, (c) interest and fees (in accordance with the Depositary Bank's generally applicable account agreements and policies) on any items deposited in the Deposit Accounts and returned unpaid, and (d) all other compensation, fees, charges and expenses
                                       2
charged to the Deposit Accounts in accordance with the Depositary Bank's account roles, policies and normal banking practices).

     6. Choice of Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York. The State of New York shall be deemed to be the Depositary Bank's jurisdiction for purposes of the Code (including, without limitation, Section 9-304 thereof).

     7. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement between the Depositary Bank and the Borrower with respect to the Deposit Accounts, whether now existing or hereafter entered into, the terms of this Agreement shall prevail.

     8. Amendments. No provision of this Agreement may be waived, modified or supplemented, except by an instrument in writing signed by all the parties to this Agreement.

     9. Notice of Adverse Claims. Except for the claims and interests of the Lender and the Borrower, the Depositary Bank does not know of any claim to, or interest in, the Deposit Accounts.

     10. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Depositary Bank to honor instructions as agreed in Section 2, the Depositary Bank agrees to maintain the Deposit Accounts as follows: so long as the Depositary Bank has not received a Notice of Exclusive Control (as defined below), the Depositary Bank may comply with instructions of the Borrower or any duly authorized agent of the Borrower in respect of the Deposit Accounts. After the Depositary Bank receives a written notice from the Lender that it is exercising exclusive control over the Deposit Accounts in the form of Exhibit A (a "Notice of Exclusive Control"), the Depositary Bank will cease complying with instructions of the Borrower or any of its agents and will thereafter comply with the instructions of the Lender, until such time as the Lender otherwise advises the Depositary Bank in writing.

     11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     12. Notices. All notices, demands and approvals hereunder shall be in writing and shall be deemed to have been sufficiently given or served when presented personally, telecopied or when deposited in the mail with first class postage prepaid:

     If to the Borrower:      Power Efficiency Corporation
                              Attn:  Richard Koch

                              35432 Industrial Road
                              Livonia, MI 48150
                              Fax: 734-464-6114

     If to the Lender:        Summit Energy Ventures, LLC
                              Attn:  Steven Strasser
                              P.O. Box 7387
                              Bellevue, WA 98008
                              Fax: 760-674-0894

     If to the Depositary Institution:
                              Michigan Heritage Bank
                              Attn:  Rick Zamojski
                              28300 Orchard Lake Road
                              Farmington Hills, Michigan 48334
                              Fax: 248-538-2515

and shall be deemed to have been received upon the earlier of actual receipt thereof or the fourth calendar day after such mailing. Either party may change its address by notice to the other.

     13. Termination. The rights and powers granted to the Lender under this Agreement have been granted in order to perfect the Transaction Lien, are powers coupled with an interest and will not be affected by any bankruptcy of the Borrower or any lapse of time. The obligations of the Depositary Bank under this Agreement shall continue in effect until the Lender has notified the Depositary Bank in writing that the Transaction Lien has been terminated pursuant to the terms of the Security Agreement. Upon receipt of such notice, the obligations of the Depositary Bank hereunder with respect to the operation and maintenance of the Deposit Accounts after the receipt of such notice shall terminate, and the Lender shall have no further right to originate instructions concerning the Deposit Accounts and any previous Notice of Exclusive Control delivered by the Lender shall be deemed to be of no further force and effect.

     14. Indemnity; Depositary Bank's Responsibility. The Borrower agrees to indemnify, defend and hold harmless the Depositary Bank and its directors, officers, agents and employees against any loss, liability or expense (including reasonable fees and disbursements of counsel) incurred in connection with this Agreement, including any action taken by the Depositary Bank pursuant to the instructions of the Lender, except to the extent due to the gross negligence or willful misconduct of the Depositary Bank (as actually and finally determined by a final, non-appealable judgment of a court of competent jurisdiction). The Borrower confirms and agrees that the Depositary Bank shall not have any liability to the Borrower for wrongful dishonor of any items as a result of any instructions of the Lender. The Lender confirms and agrees that the Depositary Bank shall not have any liability to the Lender for executing transactions with respect to the Deposit Accounts at the direction of the Borrower that are received by the Depositary Bank before the Depositary Bank receives a Notice of Exclusive Control. The Depositary

Bank shall have no duty to inquire or determine whether the obligations of the Borrower to the Lender are in default or whether the Lender is entitled to give any such instructions and the Depositary Bank is fully entitled to rely upon such instructions from the Lender (even if such instructions are contrary or inconsistent with any instructions or demands given by the Borrower). The Depositary Bank may rely on a Notice of Exclusive Control purportedly signed by the Lender and shall have no duty to investigate or make any determination as to the validity, genuineness or propriety thereof or the facts giving rise thereto. This Agreement does not create or impose any obligation or duty upon the Depositary Bank other than those expressly set forth herein. Without limiting the generality of the foregoing, the Depositary Bank shall have no duty or obligation to account to or act on behalf of the Lender with respect to any other accounts or advise the Lender of the existence of any other accounts, whether the same are in existence now or are opened after the date of this Agreement.

     15. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute but one and the same instrument. To make proof of this Agreement, it shall only be necessary to produce one such counterpart (or copy thereof if no such counterpart is available).

            [The remainder of this page is intentionally left blank.
                            Signature pages follow.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

POWER EFFICIENCY CORPORATION
(a Delaware corporation)


By: /s/ Richard Koch
    -----------------------------
    Name:  Richard Koch
    Title:  President & CEO



SUMMIT ENERGY VENTURES, LLC
(a Delaware limited liability company)

By: Northwest Power Management, its manager


By: /s/ Steven Strasser
    -----------------------------
    Name:  Steven Strasser
    Title:  President


MICHIGAN HERITAGE BANK

By:
    -----------------------------
     Name:
     Title:

                                                                       Exhibit A

                  [Letterhead of Summit Energy Ventures, LLC]


                                     [Date]


Michigan Heritage Bank
28300 Orchard Lake Road
Farmington Hills, Michigan 48334
Attention: Rick Zamojski


          Re:  Notice of Exclusive Control

Ladies and Gentlemen:

     As referenced in the Deposit Account Control Agreement dated as of April 20, 2004 between Power Efficiency Corporation, a Delaware corporation, us and you (a copy of which is attached), we notify you that we will hereafter exercise exclusive control over deposit account numbers _________ (the "Deposit Accounts"). You are instructed not to accept any directions or instructions with respect to the Deposit Accounts from any person other than the undersigned unless otherwise instructed by us or ordered by a court of competent jurisdiction.

     You are instructed to deliver a copy of this notice by facsimile transmission to Power Efficiency Corporation.

                                Very truly yours,

                                Summit Energy Ventures, LLC

                                By: Northwest Power Management, its manager


                                    By: /s/ Steven Strasser
                                        ----------------------------------
                                        Name:  Steven Strasser
                                        Title:  President


cc:   Power Efficiency Corporation
      Attn:  Richard Koch
      35432 Industrial Road
      Livonia, MI 48150

                                                                      Schedule I

                                DEPOSIT ACCOUNTS

Deposit Account Number     Deposit Account Type                       Entity
----------------------     --------------------                       ------